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                          SUPPLEMENT TO THE PROSPECTUS
                                DATED MAY 1, 2003
                          MASON STREET VARIABLE ANNUITY

Death Benefit--Pages 13 and 14 of the Prospectus

     The second sentence of the first paragraph under the heading "Amount of the Death Benefit" on page 13 of the Prospectus is replaced by the following: If the Primary Annuitant dies before his or her 75th birthday, the death benefit, where permitted by state law, will not be less than the amount of purchase payments we received, less an adjustment for every withdrawal. For each withdrawal we reduce the minimum death benefit by the percentage of the Contract value withdrawn.

     The second paragraph under the heading "Amount of the Death Benefit", which begins on page 13 of the Prospectus, is amended to read as follows: An enhanced death benefit is available at extra cost. Prior to the first Contract anniversary the enhanced death benefit is equal to the total purchase payments received less an adjustment for every withdrawal as described above. On any Contract anniversary prior to the Primary Annuitant's 80th birthday, the enhanced death benefit is the Contract value on that date, but not less than what the enhanced death benefit was on the last preceding valuation date. On any other valuation date before the Primary Annuitant's 80th birthday, the enhanced death benefit will be the amount determined on the most recent Contract anniversary, plus purchase payments we receive since that Contract anniversary less an adjustment for every withdrawal made since that Contract anniversary. For each withdrawal we reduce the enhanced death benefit by the percentage of the Contract value withdrawn. On any valuation date on or after the Primary Annuitant's 80th birthday the enhanced death benefit will be the enhanced death benefit on the Contract anniversary immediately prior to the Primary Annuitant's 80th birthday increased by purchase payments we received since that Contract anniversary and decreased by an adjustment for every withdrawal made since that Contract anniversary. We deduct the extra cost for the enhanced death benefit from the Contract value on each Contract anniversary while the enhanced death benefit is in effect. See "Enhanced Death Benefit Charge", p. 20. The enhanced death benefit is available for issue ages up to 65 and must be elected when the Contract is issued. The enhanced death benefit will remain in effect until the maturity date or the death of the Primary Annuitant or you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Transfers Between Divisions and Payment Plans - Page 15 of the Prospectus

     The last sentence of the fourth paragraph under the heading "Transfers Between Divisions and Payment Plans" on page 15 of the Prospectus is deleted and the following paragraph is inserted thereafter: We may limit or modify a transfer request if we determine that the transfer would be to the disadvantage of other investors or if required by applicable laws or regulations. We may apply the limitation or modification to transfers to and/or from the Divisions. The limitation or modification may include, among others,

     o The requirement of a minimum time period between transfers;

     o Limitation of the dollar amount that you may transfer on any one day;

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     o The requirement that you submit a transfer request in a particular form and/or by a specific process.

We reserve the right to modify or eliminate any transfer request process (including, among others, transfer requests via the Internet, via facsimile, or by telephone) for some or all Contract owners as we deem appropriate.

The Guaranteed Interest Fund - Page 17 of the Prospectus

     The third sentence of the third paragraph under the heading "The Guaranteed Interest Fund" on page 17 of the Prospectus is replaced by the following: The interest will not be less than an annual effective rate of 1.5%. Some states may require an interest rate of higher than 1.5%.

     The first sentence of the fourth paragraph under the heading "The Guaranteed Interest Fund" on page 17 of the Prospectus is replaced by the following: Investments in the Guaranteed Interest Fund are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000.

           The date of this Prospectus Supplement is August 31, 2003.